Press Release

Contact
Venk Nathamuni
Managing Director, Investor Relations
(408) 601-5293

MAMXIM INTEGRATED REPORTS RESULTS FOR THE SECOND QUARTER OF FISCAL 2013

•	Revenue: $605 million

•	Gross Margin: 60.0% GAAP (61.5% excluding special expense items)

•	EPS: $0.26 GAAP ($0.42 excluding special items)

•	Cash, cash equivalents, and short term investments: $1.03 billion

•	Fiscal third quarter revenue outlook: $580 million to $610 million

SAN JOSE, CA - January 24, 2013 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $605 million for its second quarter of fiscal 2013 ended December 29, 2012, a 3% decrease from $623 million revenue recorded in the prior quarter.

Tunc Doluca, President and Chief Executive Officer, commented, “We are pleased that the breadth of our businesses allowed us to achieve revenues near the midpoint of our guidance range despite ongoing uncertainty. We have an attractive product portfolio with design wins for new model launches in the mobility market and we are also well positioned to benefit from a recovery in the industrial and communications markets.”

Fiscal Year 2013 Second Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the December quarter was $0.26. The results were affected by special items which primarily consisted of:

•	$13 million pre-tax charge for acquisition related items

•	$22 million pre-tax charge for impairment of long-lived assets

•	$19 million tax charge for international restructuring
GAAP earnings per share, excluding special items, was $0.42. An analysis of GAAP, versus GAAP excluding special items, is provided in the last table of this press release.

Cash Flow Items
At the end of our second quarter of fiscal 2013, total cash, cash equivalents and short term investments was $1.03 billion, an increase of $105 million from the prior quarter. Notable items include:

•	Cash flow from operations: $255 million

•	Net capital expenditures: $58 million

•	Dividends: $70 million ($0.24 per share)

•	Stock repurchases: $50 million

Business Outlook
The Company's 90 day backlog at the beginning of the third fiscal quarter of 2013 was $353 million. Based on our beginning backlog and expected turns, results for the March 2013 quarter are expected to be:

•	Revenue: $580 million to $610 million

•	Gross Margin: 58% to 61% GAAP (60% to 63% excluding special expense items)

•	EPS: $0.39 to $0.43 GAAP ($0.39 to $0.43 excluding special expense items)
Maxim Integrated's business outlook does not include the potential impact of any restructuring activity or mergers, acquisitions, divestitures, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.24 per share will be paid on March 6, 2013, to stockholders of record on February 20, 2013.

Conference Call
Maxim Integrated has scheduled a conference call on January 24, 2013, at 2:00 p.m. Pacific Time to discuss its financial results for the second quarter of fiscal 2013 and its business outlook. To listen via telephone, dial (866) 206-6154 (toll free) or (703) 639-1107. This call will be webcast by Shareholder.com and can be accessed at the Company's website at www.maximintegrated.com.

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CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	December 29, 2012	September 29, 2012	December 31, 2011
	(in thousands, except per share data)
Net revenues	$605,306	$623,075	$591,359
Cost of goods sold	241,931	237,384	243,399
Gross margin	363,375	385,691	347,960
Operating expenses:
Research and development	135,742	132,930	142,084
Selling, general and administrative	80,058	80,187	80,826
Intangible asset amortization	3,903	4,049	4,338
Impairment of long-lived assets (1)	22,222	2,707	—
Severance and restructuring	2,236	—	6,047
Other operating expenses (income), net (2)	1,666	415	155
Total operating expenses	245,827	220,288	233,450
Operating income	117,548	165,403	114,510
Interest and other income (expense), net (3)	(2,798)	(5,742)	2,374
Income before provision for income taxes	114,750	159,661	116,884
Provision for income taxes (4)	38,128	31,773	28,754
Net income	$76,622	$127,888	$88,130

Earnings per share:
Basic	$0.26	$0.44	$0.30
Diluted	$0.26	$0.43	$0.29

Shares used in the calculation of earnings per share:
Basic	292,075	292,213	291,824
Diluted	298,759	298,782	299,290

Dividends paid per share	$0.24	$0.24	$0.22

SCHEDULE OF SPECIAL EXPENSE ITEMS
(Unaudited)
	Three Months Ended
	December 29, 2012	September 29, 2012	December 31, 2011
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$8,986	$9,454	$8,080
Acquisition related inventory write up	—	—	1,801
Total	$8,986	$9,454	$9,881

Operating expenses:
Intangible asset amortization	$3,903	$4,049	$4,338
Impairment of long-lived assets (1)	22,222	2,707	—
Severance and restructuring	2,236	—	6,047
Other operating expenses (income), net (2)	1,666	415	155
Total	$30,027	$7,171	$10,540

Interest and other expense (income), net (3)	$—	$—	$(1,776)
Total	$—	$—	$(1,776)

Provision for income taxes:
International restructuring implementation (4)	$18,726	$—	$—
Total	$18,726	$—	$—

(1) Includes impairment charges relating to land and buildings held for sale, wafer fab and end of line manufacturing equipment.

(2) Other operating expenses (income), net are primarily for contingent consideration adjustments related to certain acquisitions, certain payroll taxes, interest and penalties and loss relating to sale of land and building.

(3) Includes gain on sale of privately-held companies.
(4) Includes impact due to international restructuring.

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STOCK-BASED COMPENSATION BY TYPE OF AWARD (in thousands)
(Unaudited)
Three Months Ended December 29, 2012	Stock Options	Restricted Stock Units	Employee Stock Purchase Plan	Total
Cost of goods sold	$477	$2,572	$634	$3,683
Research and development expense	2,288	8,401	1,451	12,140
Selling, general and administrative expense	1,286	5,152	584	7,022
Total	$4,051	$16,125	$2,669	$22,845

Three Months Ended September 29, 2012
Cost of goods sold	$398	$2,171	$419	$2,988
Research and development expense	1,829	9,210	1,284	12,323
Selling, general and administrative expense	1,555	5,119	512	7,186
Total	$3,782	$16,500	$2,215	$22,497

Three Months Ended December 31, 2011
Cost of goods sold	$565	$2,657	$470	$3,692
Research and development expense	2,440	9,207	1,262	12,909
Selling, general and administrative expense	1,704	4,778	391	6,873
Total	$4,709	$16,642	$2,123	$23,474

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CONSOLIDATED BALANCE SHEETS
(Unaudited)
	December 29, 2012	September 29, 2012	December 31, 2011
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$955,107	$849,850	$741,160
Short-term investments	75,192	75,283	75,375
Total cash, cash equivalents and short-term investments	1,030,299	925,133	816,535
Accounts receivable, net	264,545	316,538	246,229
Inventories	257,690	258,689	233,404
Deferred tax assets	80,991	71,561	87,636
Other current assets	90,470	94,875	81,396
Total current assets	1,723,995	1,666,796	1,465,200
Property, plant and equipment, net	1,359,014	1,359,882	1,365,815
Intangible assets, net	182,521	195,410	237,776
Goodwill	422,083	422,083	432,809
Other assets	50,940	60,403	19,055
TOTAL ASSETS	$3,738,553	$3,704,574	$3,520,655

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$110,495	$127,306	$118,427
Income taxes payable	22,146	19,437	7,866
Accrued salary and related expenses	152,122	132,847	159,651
Accrued expenses	58,900	72,510	62,579
Current portion of long term debt	304,794	303,272	—
Deferred income on shipments to distributors	25,362	27,025	31,136
Total current liabilities	673,819	682,397	379,659
Long term debt	3,997	5,592	308,700
Income taxes payable	260,770	226,001	108,462
Deferred tax liabilities	192,434	195,893	197,839
Other liabilities	26,321	26,254	21,529
Total liabilities	1,157,341	1,136,137	1,016,189

Stockholders' equity:
Common stock	7,040	292	292
Retained earnings	2,589,619	2,583,060	2,517,166
Accumulated other comprehensive loss	(15,447)	(14,915)	(12,992)
Total stockholders' equity	2,581,212	2,568,437	2,504,466
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,738,553	$3,704,574	$3,520,655

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CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	December 29, 2012	September 29, 2012	December 31, 2011
	(in thousands)
Cash flows from operating activities:
Net income	$76,622	$127,888	$88,130
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	22,845	22,497	23,474
Depreciation and amortization	51,880	53,674	51,995
Deferred taxes	(12,979)	22,772	(368)
Loss (gain) from sale of property, plant and equipment	(88)	(51)	124
Loss (gain) from sale of investments in privately-held companies	—	—	(1,811)
Tax benefit (shortfall) related to stock-based compensation	5,187	1,335	(2,581)
Impairment of long-lived assets	22,222	2,707	—
Excess tax benefit from stock-based compensation	(6,615)	(5,219)	(4,242)
Changes in assets and liabilities:
Accounts receivable	51,993	923	82,760
Inventories	570	(16,015)	19,045
Other current assets	4,091	(7,839)	(1,615)
Accounts payable	(9,536)	(26,466)	(18,397)
Income taxes payable	37,477	10,461	12,619
Deferred income on shipments to distributors	(1,663)	745	(3,444)
All other accrued liabilities	13,091	(50,667)	3,631
Net cash provided by operating activities	255,097	136,745	249,320

Cash flows from investing activities:
Payments for property, plant and equipment	(62,102)	(50,703)	(68,361)
Proceeds from sales of property, plant and equipment	4,115	344	1,709
Acquisitions	—	—	(12,018)
Purchases of available-for-sale securities	—	—	(25,108)
Proceeds from sales of investments in privately-held companies	—	—	3,225
Net cash used in investing activities	(57,987)	(50,359)	(100,553)

Cash flows from financing activities:
Excess tax benefit from stock-based compensation	6,615	5,219	4,242
Dividends paid	(70,063)	(70,199)	(64,158)
Repayment of notes payable	(74)	(224)	(4,189)
Contingent consideration paid	(7,476)	—	—
Repurchase of common stock	(50,435)	(65,149)	(72,486)
Issuance of ESPP	16,768	—	14,906
Net issuance of restricted stock units	(6,538)	(7,107)	(7,976)
Proceeds from stock options exercised	19,350	19,864	12,013
Net cash used in financing activities	(91,853)	(117,596)	(117,648)

Net increase (decrease) in cash and cash equivalents	105,257	(31,210)	31,119
Cash and cash equivalents:
Beginning of period	849,850	881,060	710,041
End of period	$955,107	$849,850	$741,160

Total cash, cash equivalents, and short-term investments	$1,030,299	$925,133	$816,535

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ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL EXPENSE ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	December 29, 2012	September 29, 2012	December 31, 2011
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special expense items:
GAAP gross profit	$363,375	$385,691	$347,960
GAAP gross profit %	60.0%	61.9%	58.8%

Special expense items:
Intangible asset amortization	8,986	9,454	8,080
Acquisition related inventory write up	—	—	1,801
Total special expense items	8,986	9,454	9,881
GAAP gross profit excluding special expense items	$372,361	$395,145	$357,841
GAAP gross profit % excluding special expense items	61.5%	63.4%	60.5%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special expense items:
GAAP operating expenses	$245,827	$220,288	$233,450

Special expense (income) items:
Intangible asset amortization	3,903	4,049	4,338
Impairment of long-lived assets (1)	22,222	2,707	—
Severance and restructuring	2,236	—	6,047
Other operating expenses (income), net (2)	1,666	415	155
Total special expense items	30,027	7,171	10,540
GAAP operating expenses excluding special expense items	$215,800	$213,117	$222,910

Reconciliation of GAAP net income to GAAP net income excluding special expense items:
GAAP net income	$76,622	$127,888	$88,130

Special expense (income) items:
Intangible asset amortization	12,889	13,503	12,418
Acquisition related inventory write up	—	—	1,801
Impairment of long-lived assets (1)	22,222	2,707	—
Severance and restructuring	2,236	—	6,047
Other operating expenses (income), net (2)	1,666	415	155
Interest and other expenses (income), net (3)	—	—	(1,776)
Pre-tax total special expense items	39,013	16,625	18,645
Tax effect of special items	(9,555)	(5,371)	(6,102)
International restructuring implementation (4)	18,726	—	—
GAAP net income excluding special expense items	$124,806	$139,142	$100,673

GAAP net income per share excluding special expense items:
Basic	$0.43	$0.48	$0.34
Diluted	$0.42	$0.47	$0.34

Shares used in the calculation of earnings per share excluding special expense items:
Basic	292,075	292,213	291,824
Diluted	298,759	298,782	299,290

(1) Includes impairment charges relating to land and buildings for sale, wafer fab and end of line manufacturing equipment.

(2) Other operating expenses (income), net are primarily for contingent consideration adjustments related to certain acquisitions, certain payroll taxes, interest and penalties and loss relating to sale of land and building.

(3) Includes gain on sale of privately-held companies.
(4) Includes impact due to international restructuring.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; acquisition related inventory write up to fair value; impairment of long-lived assets; severance and restructuring; contingent consideration adjustments relating to certain acquisitions; certain payroll taxes, interest and penalties; gain on sale of privately-held companies; and the tax provision impacts due to implementation of international restructuring. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated's current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management's use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated's current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated's core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies' non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP gross profit excluding special expense items
The use of GAAP gross profit excluding special expense items allows management to evaluate the gross margin of the Company's core businesses and trends across different reporting periods on a consistent basis, independent of special expense items including intangible asset amortization and acquisition related inventory write up to fair value. In addition, it is an important component of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special expense items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated's core businesses.

GAAP operating expenses excluding special expense items
The use of GAAP operating expenses excluding special expense items allows management to evaluate the operating expenses of the Company's core businesses and trends across different reporting periods on a consistent basis, independent of special expense items including intangible asset amortization; acquisition related inventory write up to fair value; impairment of long-lived assets; severance and restructuring;

contingent consideration adjustments relating to certain acquisitions; and certain payroll taxes, interest and penalties. In addition, it is an important component of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special expense items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP net income and GAAP net income per share excluding special items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated's core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; acquisition related inventory write up to fair value; impairment of long-lived assets; severance and restructuring; contingent consideration adjustments relating to certain acquisitions; certain payroll taxes, interest and penalties; gain on sale of privately-held companies; and the tax provision impacts due to implementation of international restructuring. In addition, they are important components of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated's core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company's business outlook and financial projections for its third quarter of fiscal 2013 ending in March 2013, which includes revenue, gross margin and earnings per share, as well as the Company's belief that it has an attractive product portfolio with design wins for new model launches in the mobility market and it is also well positioned to benefit from a recovery in the industrial and communications markets. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted based upon, among other things, general market and economic conditions and market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one of our large customers, customer cancellations and price competition, as well as other risks described in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2012 (the “10-K”) and Quarterly Reports on Form 10-Q filed after the 10-K.

All forward-looking statements included in this news release are made as of the date hereof, based on the information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
At Maxim Integrated, we put analog together in a way that sets our customers apart. In Fiscal 2012, we reported revenues of $2.4 billion. For more information, go to www.maximintegrated.com.